UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2011

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

925 FOURTH AVENUE, SUITE 2500
SEATTLE, WASHINGTON 98104
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On October 6, 2010, Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors ”) filed with the United States Bankruptcy Court for the District of Delaware (the “Court ”) the Debtors’ Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as modified on October 29, 2010 and November 24, 2010, the “Original Plan”) and a disclosure statement relating thereto.  Among other things, the Original Plan contemplates the implementation of an Amended and Restated Settlement Agreement, dated as of October 6, 2010 (the “Global Settlement Agreement”), entered into by and between the Debtors, JPMorgan Chase Bank, N.A., the Federal Deposit Insurance Corporation, both in its corporate capacity, as well as receiver for Washington Mutual Bank, and the other parties listed on the signature pages thereto.  After hearing testimony and argument regarding confirmation of the Original Plan, on January 7, 2011, the Court issued an opinion (the “Opinion”), pursuant to which, among other things, the Court found the settlement and compromise represented by the Global Settlement Agreement to be fair and reasonable; however, the Court nonetheless denied confirmation of the Plan unless certain modifications are made thereto.  The information set forth on the Current Report on Form 8-K, dated January 7, 2011, is incorporated by reference into this Current Report on Form 8-K.

In light of the Opinion, on February 8, 2011, the Debtors filed with the Court a Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Modified Plan”) and a related Supplemental Disclosure Statement (the “Supplemental Disclosure Statement”).  The Global Settlement Agreement has also been amended and restated by the Second Amended and Restated Settlement Agreement, dated February 7, 2011, to conform to the Modified Plan and the Opinion, and has been extended through April 30, 2011 (the “Amended Global Settlement Agreement”).  In addition, the Amended Global Settlement Agreement excludes certain creditors who were previously parties to the Global Settlement Agreement.  Otherwise, the Amended Global Settlement Agreement’s material financial terms remain unchanged as in the Global Settlement Agreement.  The Amended Global Settlement Agreement is annexed to the Modified Plan and its terms are reflected in the Modified Plan and described in the Supplemental Disclosure Statement.

A hearing is scheduled for March 21, 2011 for the Court to consider approval of the Supplemental Disclosure Statement, and another hearing is scheduled for May 2, 2011 for the Court to consider confirmation of the Modified Plan. If the Court approves the Supplemental Disclosure Statement, the Modified Plan will become effective provided it receives the requisite stakeholder approvals and is subsequently confirmed by the Court.

The Plan (including the Amended Global Settlement Agreement which is annexed thereto) and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.  The Modified Plan  and the Supplemental Disclosure Statement are also available electronically on the internet website of the Debtors’ claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/; however, the information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

A copy of the press release regarding the filing of the Modified Plan and the Supplemental Disclosure Statement and the Amended Global Settlement Agreement described above is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. § 586(a)(3). The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the bankruptcy code; (iii) risks associated with litigation and other claims that involve the Company; and (iv) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-99.1
Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 7, 2011, filed with the United States Bankruptcy Court for the District of Delaware on February 8, 2011.

EX-99.2
Supplemental Disclosure Statement for the Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 7, 2011, filed with the United States Bankruptcy Court for the District of Delaware on February 8, 2011.

EX-99.3	Press Release, dated February 8, 2011.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: February 10, 2011	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1
Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 7, 2011, filed with the United States Bankruptcy Court for the District of Delaware on February 8, 2011.

EX-99.2
Supplemental Disclosure Statement for the Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 7, 2011, filed with the United States Bankruptcy Court for the District of Delaware on February 8, 2011.

EX-99.3	Press Release, dated February 8, 2011.